                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): JANUARY 11, 2005

                              EMPIRE RESORTS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

   Delaware                             001-12522               13-3714474
--------------------------------------------------------------------------------
(State or other jurisdiction           (Commission           (IRS Employer
 of incorporation)                     File Number)          Identification No.)

c/o Monticello Raceway, Route 17B, Monticello, NY                 12701
--------------------------------------------------------------------------------
    (Address of principal executive offices)                    (zip code)

Registrant's telephone number, including area code: (845) 794-4100
                                                    --------------

                                       N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     / / Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     / / Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     / /  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     / /  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
            ------------------------------------------

     On January  11,  2005,  the Company  entered  into a credit  facility  (the
"CREDIT  FACILITY")  with Bank of Scotland (the  "LENDER").  The Credit Facility provides for a $10,000,000  senior  secured  revolving  loan that matures in two years. To secure timely  repayment,  the Company agreed to have its wholly owned subsidiary,  Monticello  Raceway  Management,  Inc.,  grant a mortgage  over the
Monticello  Raceway  property  and  its  material  subsidiaries   guarantee  its
obligations  under the Credit  Facility.  The Company  also agreed to pledge its equity interests in all of its current and future subsidiaries, maintain certain reserves,  and grant a first priority secured interest in all of its assets, now owned or later acquired.

     At the option of the Company, loans under the Credit Facility bear interest at the rate of prime plus 2% or Libor plus 4%. The Lender has also  entered into an  Intercreditor  Agreement  with The Bank of New York so that the Lender  will enjoy a first  priority  position  notwithstanding  the  Indenture  and security documents  entered  into on July  26,  2004 in  connection  with  the  Company's issuance of $65 million of convertible senior notes due 2014.

     The  foregoing  description  of the  terms  and  conditions  of the  Credit
Agreement  described herein is only a summary of some of the material provisions of such agreements and does not purport to be complete and does not restate such agreements in their entirety.

Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.
            ---------------------------------

(c)         Exhibits

            EXHIBIT NO.             EXHIBITS
            -----------             --------

               10.1                 Loan  Agreement,  dated  as of  January  11,
                                    2005,  by and among  Empire  Resorts,  Inc.,
                                    Monticello Raceway  Management,  Inc., Alpha
                                    Monticello,  Inc.,  Alpha Casino  Management
                                    Inc.,  Mohawk  Management,  LLC,  Monticello
                                    Raceway   Development   Company,   LLC   and
                                    Monticello Casino  Management,  LLC and Bank
                                    of  Scotland,  as lender and as agent (filed
                                    without exhibits or schedules,  all of which
                                    are available upon request, without cost).

               10.2                 Security Agreement,  dated as of January 11,
                                    2005, by Empire  Resorts,  Inc.,  Monticello
                                    Raceway Management,  Inc., Alpha Monticello,
                                    Inc., Alpha Casino  Management Inc.,  Mohawk
                                    Management,    LLC,    Monticello    Raceway
                                    Development   Company,  LLC  and  Monticello
                                    Casino Management,  LLC, in favor of Bank of
                                    Scotland   (filed   without    exhibits   or
                                    schedules,  all of which are available  upon
                                    request, without cost).

               10.3                 Pledge  Agreement,  dated as of January  11,
                                    2005,  by  Empire   Resorts,   Inc.,   Alpha
                                    Monticello, Inc. and Alpha Casino Management
                                    Inc.  in  favor of Bank of  Scotland  (filed
                                    without exhibits or schedules,  all of which

                                       1

                                    are available upon request, without cost).

               10.4                 Mortgage, Security Agreement,  Assignment of
                                    Leases and Rents, and Fixture Filing,  dated
                                    as  of  January  11,  2005,   by  Monticello
                                    Raceway   Management,   Inc.,   a  New  York
                                    corporation  to  Bank  of  Scotland   (filed
                                    without exhibits or schedules,  all of which
                                    are available upon request, without cost).

               10.5                 Promissory  Note issued by Empire Resorts on
                                    January 11, 2005 to Bank of Scotland for the
                                    Principal Sum of $10,000,000.

               10.6                 Intercreditor Agreement, dated as of January
                                    11, 2005, by and among Bank of Scotland, The
                                    Bank  of New  York,  Empire  Resorts,  Inc.,
                                    Monticello Raceway  Management,  Inc., Alpha
                                    Monticello,  Inc.,  Alpha Casino  Management
                                    Inc.,  Mohawk  Management,  LLC,  Monticello
                                    Raceway   Development   Company,   LLC   and
                                    Monticello Casino Management, LLC.

               99.1                 Press release of Empire Resorts,  Inc. dated
                                    January 13, 2005.

                                       2

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                              EMPIRE RESORTS, INC.

Dated: January 14, 2005                       By: /s/ Scott A. Kaniewski
                                                 -------------------------------
                                                 Name:  Scott A. Kaniewski
                                                 Title: Chief Financial Officer